UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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theMaven, Inc.

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THEMAVEN, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 13, 2017

TO THE SHAREHOLDERS:

Notice is hereby given that the 2017 Annual Meeting of Shareholders of theMaven, Inc., a Delaware corporation (the “Company” or “TheMaven”), will be held on Wednesday December 13, 2017 at 10:30 A.M., local time, at our offices at 2125 Western Avenue, Suite 502, Seattle, WA 98121, for the following purposes:

1.	To elect Directors to serve for the ensuing one-year term and until their successors are duly elected and qualified;
2.	To approve the Company’s 2016 Stock Incentive Plan;
3.	To consider and cast an advisory vote on a non-binding resolution to approve the compensation of our executive officers disclosed in this Proxy Statement;
4.	To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation; and
5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 16, 2017 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on October 16, 2017 are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has previously returned a proxy.

By Order of the Board of Directors

Martin Heimbigner
Chief Financial Officer and Secretary
Seattle, Washington
October 25, 2017

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 25, 2017. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR
•	ATTEND THE COMPANY’S 2017 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 13, 2017: THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT WWW.THEMAVEN.NET.

THEMAVEN, INC.

PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the Board of Directors of TheMaven, a Delaware corporation, for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday December 13, 2017 at 10:30 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our principal executive offices at 2125 Western Avenue, Suite 502, Seattle, Washington 98121. Our telephone number at our principal executive offices is (775) 600-2765. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to TheMaven.

These proxy solicitation materials were first mailed on or about October 25, 2017 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Outstanding Shares

Only shareholders of record at the close of business on October 16, 2017 (the “record date”) are entitled to receive notice of and to vote at the Annual Meeting. Our only outstanding voting securities are shares of common stock, no par value. As of the record date, 26,005,140 shares of our common stock were issued and outstanding, held by 113 shareholders of record. In addition, we believe there are more than 1,200 beneficial holders that hold their shares in “street name.”

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to our Secretary, at the address referenced above, a written instrument revoking the proxy or delivering a duly executed proxy bearing a later date, in either case no later than the close of business on December 12, 2017, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Each holder of common stock is entitled to one vote for each share held.

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or administrative employees without the payment of any additional consideration. Solicitation of proxies may be made by mail, by telephone, by email, in person or otherwise.

Shareholders of Record and “Street Name” Holders

Where shares are registered directly in the holder’s name, that holder is the shareholder of record with respect to those shares. If shares are held by an intermediary, meaning in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered the shareholder of record as to those shares. Those shares are said to be held in “street name” on behalf of the beneficial owner of the shares. Street name holders generally cannot directly vote their shares at the meeting, and must instead instruct the broker or other nominee how to vote their shares using the voting instruction form provided by that broker or other nominee. Many brokers also offer the option of giving voting instructions over the internet or by telephone. Instructions for giving your vote as a street-name holder are provided on your voting instruction form.

Quorum; Abstentions; Broker Non-Votes

At the Annual Meeting, an inspector of elections will determine the presence of a quorum and tabulate the results of the voting by shareholders. A quorum exists when holders of a majority of the total number of outstanding shares of common stock that are entitled to vote at the Annual Meeting are present at the Annual Meeting in person or by proxy. A quorum is necessary for the transaction of business at the Annual Meeting.

Broker non-votes can occur as to shares held in street name. Under the current rules that govern brokers and other nominee holders of record, if you do not give instructions to your broker or other nominee, it will be able to vote your shares only with respect to proposals for which it has discretionary voting authority. A “broker non-vote” occurs when a broker or other nominee submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal, and has not received instructions from the beneficial owner.

The election of directors (Proposal No. 1), and the approval of the 2016 Stock Incentive Plan (Proposal No. 2) are proposals for which brokers do not have discretionary voting authority. If you do not instruct your broker how to vote on these proposals, your broker will not vote on them and those non-votes will be counted as broker non-votes.

Abstentions and broker non-votes are treated as shares present for determining whether there is a quorum for the transaction of business at the Annual Meeting. Broker non-votes are not counted for determining the number of votes cast, and therefore will not affect the outcome of the vote on any of the proposals in this proxy statement; however, abstentions are counted for determining the number of votes cast, and therefore will have the same effect as an “Against” vote on the proposals in this proxy statement.

Required Votes and Voting

Assuming that a quorum is present at the Annual Meeting, the following votes will be required:

•	With regard to Proposal No. 1, the nominees for election to the Board of Directors who receive the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors. Shareholders are not entitled to cumulate votes in the election of directors.
•	With regard to Proposal Nos. 2 and 3, approval of each of the proposals requires that the votes cast in favor of the proposal exceed the votes cast against it.
•	With regard to Proposal No. 4, the number of years receiving the greatest number of votes (i.e. one, two or three years) will be considered the frequency recommended by the stockholders.

All shares entitled to vote and represented by properly executed, unrevoked proxies received before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given on those proxies. If no instructions are given on a properly executed proxy, the shares represented by that proxy will be voted as follows:

FOR the director nominees named in Proposal No. 1 of this proxy statement;

FOR Proposal No. 2, to approve the Company’s 2016 Stock Incentive Plan;

FOR Proposal No. 3, to approve the Company’s executive compensation; and

FOR “Three Years” in Proposal No. 4 to determine the frequency of advisory votes on executive compensation.

If any other matters are properly presented for consideration at the Annual Meeting, which may include, for example, a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters as they deem advisable. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Deadlines for Receipt of Shareholder Proposals

Shareholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of shareholder proposals in company-sponsored proxy materials. We currently anticipate holding our 2018 annual meeting of shareholders in December 2018, although the Board may decide to schedule the meeting for a different date. For a shareholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2018, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than June 27, 2018. Submitting a shareholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

In addition, a shareholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” within the provisions of our Bylaws and may be brought before the 2018 annual meeting of shareholders provided that we receive information and notice of the proposal in compliance with the requirements set forth in our Bylaws, addressed to our Secretary at our principal executive offices, no later than June 27, 2018. A copy of the full text of our Bylaws may be obtained by writing to our Secretary at our principal executive offices.

We strongly encourage any shareholder interested in submitting a proposal to contact our Secretary in advance of these deadlines to discuss any proposal he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of shareholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: TheMaven, 2125 Western Avenue, Suite 502, Seattle, Washington 98121, Attention: Secretary.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Board of Directors has seven seats. Two seats are currently vacant. The Board of Directors has decided to leave the open director positions vacant at this time until a qualified candidate has been identified.

The Board of Directors is currently a single class, with each director having a one-year term. A director serves in office until his or her respective successor is duly elected and qualified, unless the director is removed, resigns or, by reason of death or other cause, is unable to serve in the capacity of director. Set forth below is certain information furnished to us by the director nominees and by each of the incumbent directors whose terms will continue following the Annual Meeting. There are no family relationships among any of our directors or officers.

Nominees for Director

Directors are to be elected at the Annual Meeting for a one-year term ending in 2018. The Board of Directors has nominated James C. Heckman, Joshua Jacobs, Ross Levinsohn, Christopher A. Marlett, and Peter Mills as the nominees for election at the 2017 Annual Meeting. Each of these persons is currently a director. Information about these persons is set forth below.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of these nominees to the Board of Directors. Each of these persons has indicated that they will serve if elected. We do not anticipate that any of these persons will be unable or unwilling to stand for election, but if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the Board of Directors.

Vote Required for Election of Directors

If a quorum is present, the nominees for election to the Board of Directors receiving the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors.

MANAGEMENT

Directors, Executive Officers and Corporate Governance

Set forth below is information regarding the current directors and executive officers of TheMaven. Directors are to be elected each year by our stockholders at an annual meeting. Each director holds his office until his successor is elected and qualified or resignation or removal. Executive officers are appointed by our board of directors. Each executive officer holds his office until he resigns or is removed by the board of directors or his successor is appointed and qualified.

Name	Age	Title
James C. Heckman	52	President, Chief Executive Officer and Director
Joshua Jacobs	47	Director and Executive Co-Chair
Martin L. Heimbigner	59	Chief Financial Officer
William Sornsin	55	Chief Operating Officer and Secretary
Benjamin Joldersma	39	Chief Technology Officer
Ross Levinsohn	54	Director
Christopher Marlett	53	Director
Peter Mills	62	Director

Biographical Information on Officers and Directors

Each of the directors on our Board of Directors was elected because he has demonstrated an ability to make meaningful contributions to our business and affairs, has a reputation for honesty and ethical conduct, has strong communication and analytical skills, and has skills, experience and background that are complementary to those of our other Board members. Mr. Marlett has extensive financing and investment banking experience and other managerial experience with development and early stage operating companies and helping those companies define their business strategies and implementing business plans. Messrs. Heckman, Levinsohn and Jacobs have extensive experience in the media, internet media, advertising and online communities, which are the business focuses of the Company. Mr. Mills has decades of experience in the high-technology products businesses and involvement with early stage companies.

James C. Heckman has been the Chief Executive Officer and President and a director of the Company and its predecessor since July 2016. Mr. Heckman has extensive experience in Internet media, advertising, video and online communities. He was the CEO of North American Membership Group, Inc., including its subsidiary Scout Media, Inc., from October 2013 to May 2016, and Chairman of the Board from May 2016 to July 2016. From April 2011 to August 2012, Mr. Heckman served as Head of Global Media Strategy for Yahoo!, leading all significant transactions and revenue strategy under Ross Levinsohn, where he architected the AOL/MSN/Yahoo! partnership. He was previously Founder and CEO of 5 to 1, an advertising platform, from August, 2008 through its 2011 sale to Yahoo!; Chief Strategy Officer of Zazzle.com 2007 – 2008; Chief Strategy Officer at FOX Interactive Media 2005 2007, where he architected the Myspace/Google ad alliance and was instrumental in the formation of what is now Hulu; Founder/CEO of Scout.com, from April 2001 through to its sale to Fox in September 2005; Founder/CEO of Rivals.com from 1997 to 2000; and President and Publisher of NFL Exclusive, official publication for every NFL team, from 1991 to 1998. He holds a Bachelor of Arts in Communications from the University of Washington.

Josh Jacobs was appointed as a member of the Company’s Board of Directors, effective as of May 31, 2017 and as an officer of the Company with the position of Executive Co-Chair. Before joining TheMaven, Mr. Jacobs was President, Services at Kik Interactive from May 2015 to December 2016. From June 2011 to April 2014, Mr. Jacobs was Chief Executive Officer of Accuen Media, an Omnicom Company. From September 2009 to April 2011 Mr. Jacobs was Senior Vice President of Marketing for Glam Media. From July 2007 to October 2009 Mr. Jacobs was VP/GM Advertising Platforms at Yahoo, Inc. He has also held leadership positions at X1 Technologies and Bigstep, Inc.

Martin Heimbigner was appointed as the Company’s Chief Financial Officer, effective as of May 15, 2017. He was employed by the Company from March 20, 2017 to May 15, 2017, in a non-officer role. Before joining the Company, Mr. Heimbigner was a partner at Pacific CFO Group, LLC from June 2016 to March 2017, and from November 2012 to October 2014, where he served as an advisor and senior finance and accounting executive at client companies of the firm. From November 2014 to May 2016, Mr. Heimbigner was Chief Financial Officer of BSQUARE Corporation. From January 2003 to November 2012 Mr. Heimbigner was a consultant with Tatum LLC, where he similarly served in senior finance and accounting executive roles with client companies. From January 2009 to April 2010 Mr. Heimbigner was President, Chief Executive Officer and a director at City Bank, headquartered in Lynnwood, WA. He has held other senior partner or financial leadership positions earlier in his career at companies including Demand Media, Intelligent Results (acquired by First Data), Airbiquity Inc., Washington Energy Company, and KPMG. Mr. Heimbigner holds an Executive MBA degree from the University of Washington, and a Bachelor of Arts degree in Business Administration and Accounting from Washington State University. He is a Certified Public Accountant in Washington State.

William Sornsin has been the Chief Operating Officer of the Company and its predecessor since July 2016. Mr. Sornsin was CTO of North American Membership Group, Inc., including its subsidiary Scout Media, Inc. from October 2013 to January 2016, and COO from January 2016 to July 2016. Mr. Sornsin ran MSN’s Core Technology team before joining Heckman in 1999 as co-founder and CTO of Rivals.com. In 2001, he became co-founder and CTO and COO for the original Scout.com, and served as VP Engineering and Operations at Fox Interactive Media after Scout’s 2005 acquisition. Prior to Rivals and Scout, Sornsin held a variety of product and program management roles at Microsoft. He holds a Bachelor of Science in Electrical/Computer Engineering from the University of Iowa and a Masters of Business Administration from UCLA.

Benjamin Joldersma has been the Chief Technology Officer of the Company and its predecessor since July 2016. Mr. Joldersma has developed a deep expertise in large-scale systems, rapid development and online product innovation. He was CTO of North American Membership Group, Inc., including its subsidiary Scout Media, Inc., from January 2016 to July 2016, and Chief Product Officer (responsible for product vision and all software engineering) from October 2013 to January 2016. Mr. Joldersma was a Senior Software Engineer at Google from December 2012 to October 2013, working on imagery related products under the Geo organization, and Principal Software Engineer at Yahoo! from June 2011 to December 2012, working on advertising platform technology. He was System Architect at 5 to 1 from August 2008 through its June 2011 sale to Yahoo!. Earlier Mr. Joldersma held software architecture and engineering positions at Skull Squadron from 2007 to 2009 (also its founder); All-In-One Creations from 2004 to 2007 (co-founder); a Quantive in 2006 (contract position); Pacific Edge Software in 2005; Scout.com from 2001 to 2005; Rivals.com from 1999 to 2001; and Microsoft from 1998 to 1999 (contract position). He studied Computer Science at the University of Puget Sound.

Ross Levinsohn has been a director of the Company since November 2016. Mr. Levinsohn also serves as a director of Tribune Media company, a diversified media and entertainment business. Since August 2017, Mr. Levinsohn is chief executive officer and publisher of the Los Angeles Times. Previously, Mr. Levinsohn served as chief executive officer at Guggenheim Digital Media, an affiliate of Guggenheim Securities, from January 2013 to June 2014. Mr. Levinsohn served as interim chief executive officer from May 2012 to August 2012 and executive vice president, head of global media at Yahoo! Inc. from March 2012 to August 2012. Prior to that post he was executive vice president of the Americas region for Yahoo from October 2010 until 2012. Mr. Levinsohn co-founded Fuse Capital, an investment and strategic equity management firm focused on investing in and building digital media and communications companies. Prior to Fuse Capital, Mr. Levinsohn served as President of Fox Interactive Media, a wholly owned unit of News Corporation. Prior to this post, he served as senior vice president and general manager of Fox Sports Interactive Media. Mr. Levinsohn also held senior management positions with AltaVista, CBS Sportsline and HBO. Mr. Levinsohn currently serves on the board of Zefr, Inc., which provides solutions for professional content owners on YouTube, and the National Association of Television Program Executives (NATPE), and previously held board positions with Freedom Communications, Inc., Napster, Inc., Generate, BBE Sound, Crowd Fusion and True/Slant. Mr. Levinsohn received a Bachelor of Arts in Broadcast Communications from American University.

Christopher A. Marlett has been a director of the Company since April 2008, and was the Chief Executive Officer of the Company from April 2008 through November 2016. Mr. Marlett is, and has been since 1997, the co-founder, chairman and Chief Executive Officer of MDB Capital Group LLC, an investment banking firm focused on equity financings and capital formation for growth-oriented technology companies.

Mr. Marlett has over thirty-one years of investment banking experience, including all phases of corporate finance, such as the completion of initial public offerings, secondary offerings, PIPEs and strategic consulting. He holds a Bachelor of Science degree in Business Administration from the University of Southern California.

Peter B. Mills has been a director of the Company since September 2006. Mr. Mills is an entrepreneur in the San Francisco Bay Area. He was CEO of Cimbal, Inc., a startup company developing a mobile payments system in Los Altos, CA, from June 2014 to December 2015. From May 2004 until December 2012, he was Vice President of Sales at Speck Design, a leading product design firm with offices in Palo Alto, California. From July 2007 to April 2008, Mr. Mills served as President, Chief Executive Officer, and Chairman of the Board of Integrated Surgical Systems, Inc. (“Integrated”), the prior name for TheMaven, Inc. He has spent 15 years selling sophisticated industrial robotics and automation systems with Adept Technology, the leading U.S. manufacturer of industrial robots, and Hewlett-Packard Company. He has also served as the Vice President of Sales from October 2000 to September 2001 at Softchain, an enterprise supply chain software company acquired by RiverOne, Inc. in 2001, which was later acquired by i2 Technologies, Inc. in 2006. Mr. Mills has significant experience with respect to the design and manufacturing needs of a variety of industries including medical devices, disk drives, consumer products, food packaging, printers, computers and networking, and semiconductor equipment. He has extensive international business experience in Japan, Singapore, and Korea. Mr. Mills earned a Masters of Business Administration from Harvard Business School and an A.B. in engineering, cum laude, from Dartmouth College.

Board Leadership Structure; Committees of the Board of Directors; Financial Expert; Independence; and Risk Oversight

The board of directors considers and establishes the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The board of directors believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the board of directors to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

The board of directors is currently composed of five persons. The Company does not have securities listed on a national securities exchange or in an inter-dealer quotation system that has director independence or committee independence requirements. Accordingly, the Company is not required to comply with any director independence requirements.

Notwithstanding the foregoing lack of applicable independence requirements, the board of directors currently has two members that qualify as “independent” as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and Rule 5605 of The Nasdaq Stock Market Listing Rules. These persons are Mr. Ross Levinsohn, and Mr. Peter B. Mills.

We are not required to have and we do not have currently an Audit Committee. The Company’s board of directors performs the same functions of an Audit Committee, including: recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors’ independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Although we do not have and are not required to have an Audit Committee, the directors have determined that Mr. Peter Mills qualifies as an “audit committee financial expert.” This director has financial statement preparation and interpretation ability obtained over the years from past business experience and education.

Our board of directors currently does not have nominating or compensation committees nor does it have a written nominating or compensation committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the board of directors.

The board of directors has an active role in overseeing management of the Company’s risks. The board of directors regularly reviews information regarding the Company’s credit, liquidity, financial condition and operations, as well as the risks associated with each.

Code of Ethics

A Code of Ethics that applies to the executive officers and the other employees of the Company, was approved and adopted by the Board of Directors on April 8, 2004. Copies of the Code of Ethics may be obtained free of charge by written request to theMaven, Inc., attention Chief Financial Officer, 2125 Western Avenue, Suite 502, Seattle, WA 98121.

Conflict of Interest

We have not adopted any policies or procedures for the review, approval, or ratification of any transaction between the Company and any executive officer, director, nominee to become a director, 10% shareholder, or family member of such persons, required to be reported under paragraph (a) of Item 404 of Regulation S-K promulgated by the SEC.

Report of the Audit Committee*

The board of directors oversees the Company’s financial reporting process in lieu of a separately standing audit committee. The board of directors reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 with management.

The board of directors has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The board of directors has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the board concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The board of directors discussed with the Company’s independent accounting firm the overall scope and plans for its audits and meets with the Company’s independent accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting. In reliance on the reviews and discussions referred to above, the board of directors approved that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the period from July 22, 2016 (Inception) through December 31, 2016, the compensation awarded to, earned by or paid to those persons who were the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Technology Officer in 2016 (collectively, the “Named Executive Officers”). There were no other executive officers of the Company whose total salary and bonus exceeded $100,000 for the period from July 22, 2016 (Inception) through December 31, 2016.

Name and Principal Position	Year	Stock Awards(1),(3),(4)&(6)	Option Awards	All Other Compensation	Total Compensation(5)
James C. Heckman(1) Chief Executive Officer	2016	$817,819	$—	$137,503	$955,322

Gary A. Schuman(2) Chief Financial Officer	2016	$—	$—	$5,700	$5,700

William Sornsin(3) Chief Operating Officer	2016	$359,345	$—	$114,584	$473,929

Benjamin Joldersma(4) Chief Technology Officer	2016	$408,910	$—	$114,584	$523,494

(1)	Mr. Heckman, Chief Executive Officer, exchanged approximately $1,000 for 4,094,708 shares at Inception on August 1, 2016. These shares are subject to repurchase agreement entered into at the time of the Recapitalization of November 4, 2016, providing that if he leaves employment of the Company prior to three years. These shares vest over the three-year service period with one-third vesting after the one-year anniversary and the balance ratably over the remaining 24 months.
(2)	Mr. Schuman’s compensation is for the period from November 4, 2016 through December 31, 2016. Mr. Schuman was Chief Financial Officer until his resignation on May 14, 2017, at which time Martin L. Heimbigner was appointed as Chief Financial Officer.
(3)	Mr. Sornsin, Chief Operating Officer, exchanged approximately $400 for 1,799,191 shares at Inception on August 1, 2016. These shares are subject to repurchase agreement entered into in August 2016, providing that if he leaves employment of the Company prior to three years. These shares vest over the three-year service period with one-third vesting after the one-year anniversary and the balance ratably over the remaining 24 months.
(4)	Mr. Joldersma, Chief Technology Officer, exchanged approximately $500 for 2,047,354 shares at Inception on August 1, 2016. These shares are subject to repurchase agreement entered into in August 2016, providing that if he leaves employment of the Company prior to three years. These shares vest over the three-year service period with one-third vesting after the one-year anniversary and the balance ratably over the remaining 24 months.
(5)	The compensation set forth in the above table is for the period from July 22, 2016 (Inception) through December 31, 2016.
(6)	The fair value of the stock awards was estimated for financial reporting purposes under ASC 718 using the exchange value used by Integrated and the Subsidiary to establish the relative voting control ratio in the Recapitalization. See also Note 2, Note 8 and Note 9 in the consolidated financial statements.

Employment Agreements

The Company entered into an employment agreement with Mr. James C. Heckman with an expiration date in July 2019. The agreement provides that he will act as the Chief Executive Officer, President and a director of the Company. Mr. Heckman will be paid a salary of $300,000 per annum and is entitled to the regular employee benefits of the company and reimbursement of business expenses. He also may be awarded merit based performance increases. The agreement provides for various termination events under which he is entitled to one year’s severance equal to his annual salary amount. He is also subject to restrictive covenants on competitive employment for up to two years so long as he is paid his annual salary amount and for up to one year for non-solicitation of employees, customers and vendors of the company.

The Company entered into an employment agreement with Mr. William Sornsin with an expiration date in July 2019. The agreement provides that he will act as the Chief Operating Officer of the Company. Mr. Sornsin will be paid a salary of $250,000 per annum and is entitled to the regular employee benefits of the company and reimbursement of business expenses. He also may be awarded merit based performance increases. The agreement provides for various termination events under which he is entitled to three month’s severance at a rate equal to his monthly salary amount. He is also subject to restrictive covenants on competitive employment for up to two years so long as he is paid his annual salary amount and for up to one year for non-solicitation of employees, customers and vendors of the company.

The Company entered into an employment agreement with Mr. Benjamin Joldersma with an expiration date in July 2019. The agreement provides that he will act as the Chief Technology Officer of theMaven Network. Mr. Joldersma will be paid a salary of $250,000 per annum and is entitled to the regular employee benefits of the company and reimbursement of business expenses. He also may be awarded merit based performance increases. The agreement provides for various termination events under which he is entitled to three month’s severance at a rate equal to his monthly salary amount. He is also subject to restrictive covenants on competitive employment for up to two years so long as he is paid his annual salary amount and for up to one year for non-solicitation of employees, customers and vendors of the company.

The Company entered into an employment agreement with Mr. Martin Heimbigner in March 2017. The agreement provides that he will act as the Chief Financial Officer of TheMaven, commencing May 2017. Mr. Heimbigner will be paid a salary of $220,000 per annum and is entitled to the regular employee benefits of the Company and reimbursement of business expenses. He also may be awarded merit based performance increases. He is also subject to restrictive covenants regarding customary confidentiality, non-compete, non-solicitation and invention assignment provisions.

The Company entered into an employment agreement with Mr. Joshua Jacobs in May 2017. The agreement provides that he will act as the Co-Executive Chair of theMaven Network. Mr. Jacobs will be paid a salary of $225,000 per annum, a performance based bonus opportunity up to $75,000 and is entitled to the regular employee benefits of the Company and reimbursement of business expenses. He also may be awarded merit based performance increases. The agreement provides for various termination events under which he is entitled to severance and acceleration of vesting of equity grants. The employment agreement includes standard provisions for assignment of intellectual property developed while an employee, protection of Company confidential information, and non-competition and non-solicitation of employees.

All employees of the Company who were employed by theMaven Network, Inc. prior to the Recapitalization and have shares in the Company as a result of the Recapitalization have entered into stock agreements which permit the Company to repurchase some of their share of common stock received in the Recapitalization if they leave employment prior to their third anniversary of employment. The repurchase payment amount is nominal. The repurchase agreement permits the Company to buy back all the shares prior to the one-year anniversary of employment, and thereafter two thirds of the shares less  1/36th for each month of employment after the one-year anniversary. Each of these persons has also signed a one year lock up of any shares that they own in the Company, which expires on the one-year anniversary of the consummation of the Recapitalization. The repurchase agreements also provide to the Company or its assignee a right of first refusal on the shares. All shares are held in escrow so as to be able to allow enforcement of the foregoing repurchase right of the Company, and additionally, 35% of the shares are held in escrow for the indemnification provisions of the Share Exchange Agreement and performance conditions of that agreement for a one-year period after the Recapitalization.

All employees of TheMaven have entered into employment letters which set forth their salary amounts and entitlement to benefits. Additionally, each person has also entered into an Employee Confidentiality and Proprietary Rights Agreement. This latter agreement also provides that the person may not work for certain designated competitors for a 12-month period after termination of employment. The provisions of the agreement also contain work for hire provisions and assignment of inventions, but the latter are subject to Washington state law provisions that may limit the Company right to inventions developed by the employee using its own resources on non-company time. The agreement also imposes limitations on disparagement and publicity by the employee. Independent contractors have similar provisions for the protection of the Company during the course and after their engagement by the company.

Director Compensation

We compensate our non-employee directors with cash fees and/or equity awards. Currently Mr. Marlett and Mr. Mills are paid $25,000 per annum, in quarterly installments, and are awarded stock options for 45,000 shares per year, which vest monthly. Mr. Levinsohn is paid $60,000 per annum paid in monthly installments. We do not plan at this time to provide additional compensation for any committee participation, if there are committees of the board of directors. A director who is also one of our executives or employees, including employed through our subsidiary, does not and will not receive any additional compensation for these services as a director while providing service as an executive or employee. In those instances, directors that are also named executive officers of the Company will have their total compensation reported in the summary compensation table that otherwise provided in our public reports.

Director Compensation Table

The table below reflects the compensation paid to directors during the period from July 22, 2016 (Inception) through December 31, 2016.

Name of Director(1)(4)	Fees	Stock Awards	Option Awards	Total
Peter B. Mills	$4,167	$—	$—	$4,167
Robert M. Levande(2)	$2,084	$2,083	$—	$4,167
Christopher A. Marlett(3)	$—	$4,167	$—	$4,167
Ross Levinsohn	$12,500	$49,252	$—	$61,752

(1)	Mr. Heckman is a Named Executive Officer, and in accordance with SEC rules, his compensation as a director is included in the “Summary Compensation Table” above.
(2)	Mr. Levande has elected to receive one half of his quarterly fee in the form of shares of common stock of the Company. The number of shares issued was determined by dividing, for each quarter, the compensation earned by the closing price of the Company’s stock as of the issue date. Mr. Levande resigned from the Board of Directors on July 5, 2017.
(3)	Mr. Marlett has elected to receive his quarterly fee in the form of shares of common stock of the Company. The number of shares issued was determined by dividing, for each quarter, the compensation earned by the closing price of the Company’s stock as of the issue date.
(4)	Joshua Jacobs was appointed to the Board of Directors in May 2017 and did not have compensation in 2016.

Equity Awards

The Company has adopted an equity award plan for the company and its subsidiaries, which will be used to supplement the cash compensation of its directors, officers, employees and consultants, so as to tie a portion of their compensation to the overall success of the Company. On December 19, 2016, the Company’s Board of Directors approved the 2016 Stock Option Plan, which authorizes the issuance of up to a maximum of 1,670,867 shares of Common Stock. On June 28, 2017, the Board of Directors increased the maximum number of shares of Common Stock that may be issued under the 2016 Stock Option Plan to 3,000,000 shares of Common Stock. The Company, as of September 30, 2017 has issued awards to its employees and consultants for up to 2,084,137 shares of common stock. The awards generally vest over three years, have a per share exercise price ranging from $1.02 per share to $1.70 per share, and expire during the period from December 28, 2026 to August 31, 2027.

On December 19, 2016, the Company’s Board of Directors approved a program to be administered by management that authorized the Company to issue up to 5,000,000 shares of common stock pursuant to warrants to provide equity incentive to its Channel Partners in order to motivate and reward them for their services to the Company and to align the interests of the Channel Partners with those of the stockholders of the Company. The Company in late December 2016 issued awards has issued awards to six of the Channel Partners for up to 350,000 shares of common stock with an average exercise price of. The awards vest over three years, have a per share exercise price ranging from $0.95 to $1.09 with a weighted average of $1.05, and expire in five years from issuance. From January 1, 2017 to September 20, 2017, the Company has issued warrants to Channel Partners for an additional 2,874,500 shares of common stock with an average exercise price of $1.33 and ranging from $1.00 to $1.90. In addition to the three-year vesting condition, the warrants have performance conditions that determine how many warrants are earned. The performance conditions are generally based on the average number of unique visitors on the Channel operated by the Channel Partner or the revenue generated during the period from July 1, 2017 to December 31, 2017. These performance conditions do not have sufficiently large disincentive for non-performance such that the fair value measure is not fixed until performance is complete as of December 31, 2017. The Company recognizes expense for equity based payments to non-employees as the services are received. The Company has specific objective criteria, such as the date of launch on the Company’s platform, for determination of the period over which services are received and expense is recognized. This program has not been approved by the shareholders of the Company.

In addition to the equity awards under the foregoing 2016 plan and Channel Partner program, the Company also has outstanding options not issued under any plan issued to directors to acquire 150,000 shares of common stock, which are fully vested, with an exercise price of $0.17 per share and expire on May 15, 2019.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table provides information concerning options to purchase shares of the Company’s common stock held by the Named Executive Officers on December 31, 2016.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Gary A. Schuman(1)	100,000	$0.17	5/15/2019

(1)	Mr. Schuman resigned as an officer of the Company on May 14, 2017.

PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information regarding beneficial ownership of the Common Stock as of September 30, 2017, (i) by each person who is known by us to beneficially own more than 5% of the Common Stock; and (ii) by our current officers and directors and current “named executive officers”; and (iii) by all of officers and directors and “named executive officers” as a group. The address of each of the persons set forth below is 2125 Western Avenue, Suite 502, Seattle, WA 98121, unless otherwise indicated.

Name of Beneficial Owner	Director or Officer	Amount and Nature of Beneficial Ownership(1)	Percentage(2)
James C. Heckman	Director, Chief Executive Officer, President	4,094,708	15.75
Joshua Jacobs(3)	Executive Co-Chair, Director	45,000	0.17
Martin L. Heimbigner(4)	Chief Financial Officer	-0-	-0-
William Sornsin	Chief Operating Officer	1,799,191	6.92
Benjamin Joldersma	Chief Technology Officer	2,047,354	7.87
Ross Levinsohn	Director	245,434	0.94
Christopher Marlett(5)(6)	Director	3,835,741	14.27
Peter Mills(6)(7)	Director	135,457	0.52
Directors, officers and “named executive officers” as a group (8 persons)(8)		12,202,885	45.33

(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of September 30, 2017 pursuant to options, warrants, conversion privileges or other rights.
(2)	Based on 26,005,140 shares of the Common Stock issued and outstanding, plus the number of shares each person has the right to acquire within 60 days of the date of this prospectus.
(3)	Does not include 300,000 shares that may be acquired under an option exercisable commencing May 31, 2018.
(4)	Does not include 300,000 shares that may be acquired under an option exercisable commencing March 20, 2018.
(5)	Includes 827,541 shares held by the Christopher A. Marlett Living Trust, 1,027,541 shares held in his IRA, 985,650 shares held in a joint account with Terri Marlett, his spouse, 81,000 shares are held by MDB Capital Group LLC, a company that Mr. Marlett is the principal owner (“MDB”), and 46,892 shares are held in his name. Also includes (i) 25,000 shares that may be acquired under an option, and (ii) a total of 842,117 shares that may be acquired under two warrants, of which 549,715 are held by MDB and 292,402 are held by Mr. Marlett individually.
(6)	Address is c/o 2425 Cedar Springs Road, Dallas, TX 75201.
(7)	Includes 25,000 shares that may be acquired by Mr. Mills under an option grant and 110,457 shares held in his own name.
(8)	Includes 1,224,659 shares that may be acquired under options and warrants. See notes 3, 4, 5 and 7 above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, our directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were met during the year ended December 31, 2016.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company entered into an Investment Banking Advisory Services agreement in November 2007 with MDB Capital Group LLC (“MDB”), and the parties extended the agreement indefinitely in April 2009. The agreement terminated on completion of the Recapitalization. Under the agreement, MDB acted as an advisor to the Company in connection with the Recapitalization. At the closing of the Recapitalization, the Company paid MDB a cash fee of $54,299 (including $4,299 to reimburse MDB’s expenses in connection with the Recapitalization) and issued to MDB and its designees, Mr. Christopher A. Marlett, Robert Levande (a former director of the Company), and Mr. Schuman (a former officer of the Company), 5-year warrants to purchase an aggregate of 1,169,607 shares of Common Stock, with an exercise price of $0.20 per share, representing 5% of the number of shares of the Company on a fully diluted basis immediately after the Closing. The fair value of the warrants using Black Scholes Option Pricing model was determined to be $744,105. These amounts were recorded in the financial statements of the Company prior to the Recapitalization.

The Company entered into a registration rights agreement with each of MDB and Messrs. Marlett, Levande, Mills and Schuman, to permit them to have their securities in the Company as of the completion of the Recapitalization included in a registration statement for resale by the holder when filed by the Company on a piggyback basis and one demand registration right, which cannot be exercised until November 4, 2017. The registration rights, however, will not apply to those securities that may be sold under Rule 144, without restriction. The Company is responsible for bearing the costs of any of these acts of registration of the securities.

On April 4, 2017, the Company completed a private placement of its common stock, selling 3,765,000 shares at $1.00 per share, for total gross proceeds of $3,765,000. In connection with the offering, the Company paid $188,250 and issued 162,000 shares of common stock to MDB Capital Group LLC, which acted as placement agent.

Mr. Christopher Marlett, a director of the Company, is also the Chief Executive Officer of MDB. Mr. Gary Schuman, who was the former Chief Financial Officer of the Company, is also the Chief Financial Officer and Chief Compliance Officer of MDB. The Company compensates Mr. Schuman for his services at the rate of $3,000 per month. Mr. Robert Levande, who is director of the Company, is also a senior managing director of MDB, Mr. Levande was compensated $6,250 in 2016 (from the date of the Recapitalization through December 31, 2016), which was paid in a combination of cash and shares of Common Stock.

Prior to the closing of the Recapitalization, the Company provided a series of advances for an aggregated amount of approximately $735,000 to the Subsidiary under a promissory note (the “Term Note”). The Term Note was personally guaranteed by Mr. Heckman and secured by a mortgage held by the Company on certain properties owned by Mr. Heckman located in the State of Washington and the Province of British Columbia (“Mortgage”). A portion of the Term Note was secured by a corporate guarantee from MDB. At the Closing of the Recapitalization, the Term Note was cancelled and the Personal Guarantee, the Mortgage and the MDB Guarantee were terminated.

PROPOSAL NO. 2

APPROVAL OF THE COMPANY’S 2016 STOCK INCENTIVE PLAN

On December 19, 2016, our Board of Directors approved the 2016 Stock Incentive Plan (“the Plan”) and on June 28, 2017 our Board approved an increase in the number of shares of our common stock reserved for issuance under the Plan to a total of 3,000,000 shares, subject to and effective upon shareholder approval. The 2016 Incentive Stock Plan provides for the grant of awards to our employees, consultants and directors.

Vote Required for Approval of 2016 Stock Incentive Plan

If a quorum is present and voting, this proposal will be approved if the votes cast in favor of the proposal exceed votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF 2016 STOCK INCENTIVE PLAN.

Summary of the 2016 Stock Incentive Plan

Below is a summary of the key terms of the Stock Plan, which is qualified in its entirety by reference to the text of the Stock Plan, a copy of which is attached to this proxy statement as Appendix A.

Purpose.  The purpose of the Plan is to retain the services of our directors, employees and consultants, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of our shareholders, and to serve as an aid and inducement in hiring new employees.

Types of Awards.  The Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified stock options, restricted and unrestricted stock, and performance stock awards.

Administration.  The Plan may be administered by the Board of Directors or a committee of the Board of Directors (the “Committee”), which may in turn delegate administrative authority to one or more of our executive officers. Subject to the other provisions of the Plan, the Committee has the power to determine the terms and conditions of any awards granted under the Plan, including but not limited to the individuals to whom awards may be granted, the timing of grants of awards, the type of awards, the number of shares subject to the awards, the exercise price, and the exercisability and duration thereof. The Committee also has authority to construe and interpret the Plan; define the terms used in the Plan; prescribe, amend and rescind rules relating to the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; and make all other determinations necessary or advisable for the administration of the Plan. Our Chief Executive Officer has been delegated authority with respect to awards to certain specified employee classifications.

Stock Reserved Under the Stock Plan.  Currently, 3,000,000 shares of our common stock are allocated for issuance for the grant of awards under the Plan. As of September 30, 2016, 915,863 shares of common stock remained available for the grant of new awards under the Plan and 2,084,137 shares of common stock were allocated for issuance upon the exercise of outstanding stock options. In the event that any outstanding award expires or is terminated for any reason, the shares of common stock allocable to the unexercised or forfeited portion of such award may again be subject to an award granted to the same awardee or to a different eligible awardee.

Eligibility.  The Plan provides that incentive stock options may be granted only to our employees and that other awards may be granted to employees and to such other persons as the Committee shall select. No awardee shall be eligible to receive in any fiscal year awards for more than 1,670,867 shares of common stock (subject to adjustment as set forth in the Plan in the event of a stock split, stock dividend or similar event).

Stock Options.  Each stock option granted under the Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

(a) Exercise Price.  The Committee determines the exercise price of options to purchase shares of common stock. However, the exercise price of an incentive stock option must not be less than 100% of the fair market value of our common stock on the date the option is granted (110% if issued to any optionee who owns more than 10% of the voting power of all classes of our stock (a “10% Shareholder”)). The exercise price of any non-qualified stock options granted to executives subject to Section 162(m) limitations may not be less than the fair market value of our common stock on the date of grant.

(b) Value Limitation.  The aggregate fair market value of all shares of common stock subject to an optionee’s incentive stock options which are exercisable for the first time during any calendar year shall not exceed $100,000, and to the extent any stock option purporting to be an incentive stock option grants an optionee the right to purchase shares with an aggregate fair market value vesting in any one calendar year in excess of $100,000, such stock option, as so determined, shall be deemed a non-qualified stock option for such excess amount. In the event the optionee holds two or more incentive stock options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such options were granted.

(c) Form of Consideration.  The consideration to be paid for the shares of common stock issued upon exercise of an option shall be (i) cash; (ii) by delivery to us of shares of common stock previously held by the optionee; (iii) by having shares withheld from the amount of shares of common stock to be received by the optionee, subject to prior approval by the Board of Directors or Committee; (iv) by delivery to us of irrevocable instructions to a broker to promptly deliver to us the amount of sale or loan proceeds required to pay the exercise price; or (v) by any combination of the foregoing.

(d) Exercise of the Option.  Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Board of Directors or by the Committee. The Plan permits the Board of Directors or Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise to us and by tendering full payment of the exercise price to us. Only whole shares may be issued pursuant to an option, and to the extent that an option covers a fraction of a share, it is unexercisable.

(e) Termination of Employment.  In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment. In certain circumstances, such as death, disability or normal retirement, the Plan specifies an exercise after the termination of employment.

(f) Rights as a Shareholder.  An optionee has no rights as a shareholder with respect to any shares of common stock issuable upon exercise of options until such holder becomes a record holder of such shares. Subject to the provisions of the Plan, no rights shall accrue to an optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the common stock for which the record date is prior to the date such optionee becomes a record holder of the shares of common stock issuable upon exercise of such options.

(g) Assignability.  Options outstanding under the Plan may not be sold, pledged, assigned or transferred in any manner, except by will or the laws of descent and distribution or, solely with respect to non-qualified stock options and in the sole discretion of the Board of Directors or Committee, to immediate family members.

(h) Termination of Options.  Excluding incentive stock options issued to 10% Shareholders, options granted under the Stock Plan expire on the date set forth in the option agreement (not to exceed ten years from the date of grant in the case of incentive stock options). Incentive stock options granted to 10% Shareholders expire five years from the date of grant (or such shorter period set forth in the option agreement). No option may be exercised by any person after the expiration of its term.

Restricted Stock Awards.  The Plan provides that the Board of Directors or Committee may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Board of Directors or Committee in its sole discretion. The Board of Directors or Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such restricted stock awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the established performance criteria and/or (ii) that the participant remain in the continuous employ or service of the Company or a subsidiary for a certain period.

A participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the participant as a restricted stock award under the Plan upon becoming the holder of record of the restricted shares as if a holder of record of shares of unrestricted Common Stock. Unless the Board of Directors or Committee determines otherwise, any dividends or distributions paid with respect to shares of Common Stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

Performance Stock Award.  A participant may be granted one or more performance stock awards under the Plan, and they will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Board of Directors or Committee in its sole discretion. The Board of Directors or Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of any performance stock awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of performance criteria, and/or (ii) that the participant remain in the continuous employ or service of the Company or a subsidiary for a certain period.

At the time any performance stock award is granted, the agreement will specify the time at which the vested portion of the performance stock award will be settled. In no event may the time of payment be changed after the performance stock award is granted. The agreement may specify that settlement will be made upon vesting or the settlement will occur with respect to all vested performance stock awards as of a specified time. To the extent the agreement does not provide for the settlement of vested performance stock awards on or before the date that is 2½ months after the end of the year in it is vested, the agreement will provide for payment to occur: (a) upon the participant’s separation from service, death or disability; (b) upon a change in control of the Company; or (c) upon a specified date or pursuant to a specified schedule. Settlement will usually be in shares of Common Stock.

A participant holding a performance stock award shall have no rights as a holder of Common Stock unless and until settlement and shares of Common Stock are delivered to the participant in such settlement. Unless the Board of Directors or Committee determines otherwise in its sole discretion (either in the agreement evidencing the performance stock award at the time of grant or at any time after the grant), the participant shall not be entitled to receive dividends or distributions with respect to the shares subject to a performance stock award unless and until it is settled and shares of Common Stock are delivered to the participant in such settlement.

A performance stock award represents an unfunded and unsecured obligation of the Company to make payment to a participant in accordance with the terms of this Plan or an award agreement. The Participant’s rights with respect to a performance stock award shall be those of an unsecured creditor of the Company.

Performance Objectives.  Awards under the Plan may be made subject to performance objectives as well as time-vesting conditions. Such performance objectives may be established and administered in accordance with the requirements of Code Section 162(m) for awards intended to qualify as “performance-based compensation” thereunder. To the extent that performance objectives under the Plan are applied to awards intended to qualify as performance-based compensation under Code Section 162(m), such performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or our performance relative to its internal business plan. Performance objectives may be in respect of our performance as a whole (whether on a consolidated or unconsolidated basis), a subsidiary, or a subdivision, operating unit, product or product line of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range.

Adjustment upon Changes in Capitalization.  If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, the Board of Directors or Committee will proportionally adjust the number of shares of common stock issuable upon exercise of an award under the Stock Plan, the per share exercise price or both, as well as the number of shares of common stock reserved for issuance pursuant to the Stock Plan, so as to preserve the rights of the awardee substantially proportionate to the rights of such awardee prior to such event.

Change of Control.  In the event of any dissolution or liquidation of us, any merger, sale of substantially all of our assets and/or reorganization in which we are not the surviving or resulting corporation, or the acquisition by a third party of at least 50% of our outstanding capital stock through a tender offer or other exchange offer (unless such acquisition is approved by the Board of Directors), and in connection with which no assumption of or substitution of new awards for outstanding awards is made, if so provided for in the agreement representing such award, the award may become exercisable in full; provided, however, that such awards must be exercised upon or immediately prior to the effective date of such dissolution, liquidation, merger, sale, reorganization or acquisition, as applicable. After any such transaction, the Board of Directors, in its reasonable discretion, may determine that any or all outstanding awards that are unvested at the time of, or are not exercised upon consummation of, such transaction will thereafter terminate.

Indemnification of Committee.  In addition to all other rights of indemnification they may have by virtue of being a member of the Board or an executive officer of us, members of the Committee and any executive officer to whom administrative authority is delegated under the Plan shall be indemnified by us for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any award granted under the Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by us), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member or executive officer is liable for willful misconduct.

Amendment and Termination of the Plan.  The Board of Directors has authority to amend, modify or discontinue the Plan or modify or amend awards granted under the Plan, provided that no amendment with respect to an outstanding award which has the effect of reducing the benefits afforded to the awardee may be made over the objection of the awardee, except that the events triggering acceleration of vesting of an outstanding award may be modified, expanded or eliminated without the consent of the awardee. The Plan shall terminate on December 19, 2026, unless previously terminated by the Board of Directors.

PROPOSAL NO. 3

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Company is providing stockholders with an advisory vote on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”).

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. Our Board of Directors believes an effective compensation program is one that is designed to recruit and retain executive leadership focused on attaining long-term corporate goals and increasing stockholder value. The Board of Directors believes that it has taken a responsible approach to compensating our named executive officers.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

This advisory vote on executive compensation, commonly and herein referred to as a “say-on-pay” advisory vote, is not binding on our Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE RESOLUTION.

PROPOSAL NO. 4

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Act, we are also providing stockholders an advisory vote on the frequency with which the stockholders shall have the advisory say-on-pay vote on executive compensation provided for in Proposal No. 3 above.

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur: every year, every two years, or every three years. In addition, stockholders may abstain from voting. The Dodd-Frank Act requires us to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

After careful consideration, the Board of Directors recommends that future stockholder say-on-pay advisory votes on executive compensation be conducted every three years. A vote every three years provides stockholders and advisory firms the opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual or bi-annual vote.

Although the Board of Directors recommends a say-on-pay vote every three years, stockholders are not voting to approve or disapprove the Board’s recommendation. Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of the Company determine, on an advisory basis, whether the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s Proxy Statement for its annual meeting of stockholders, beginning with the 2017 Annual Meeting of Stockholders, shall be (i) every year, (ii) every 2 years, or (iii) every 3 years.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on our Board of Directors, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The enclosed proxy card gives you three choices of periods for voting on this proposal. The choice of the period for the advisory vote which receives the highest number of votes will be deemed the choice of the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THE PERIOD OF THREE (3) YEARS FOR THE REVIEW FREQUENCY.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to TheMaven, Inc., Secretary, 2125 Western Avenue, Suite 502, Seattle, WA 98121.

OTHER MATTERS

Shareholder Communications with the Board of Directors and Board Attendance at Annual Shareholder Meetings

Our shareholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices at 2125 Western Avenue, Suite 502, Seattle, WA 98121.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

The Company’s Directors are expected to make all reasonable efforts to attend our annual shareholder meeting in person.

The Board of Directors held 7 meetings and took action by unanimous consent 5 times during 2016. Directors attendance. All the directors were present for at least 83% of the meetings held while they were a director and participated in all the unanimous consents.

Transaction of Other Business

Our Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in respect thereof as the proxy holders deem advisable.

Annual Report to Shareholders and Form 10-K

Our Annual Report to Shareholders for the year ended December 31, 2016 (which is not a part of our proxy solicitation materials) is being mailed to our shareholders with this proxy statement.

By Order of the Board of Directors

Martin Heimbigner
Chief Financial Officer, Secretary and Treasurer
Seattle, Washington
October 25, 2017

Adopted by the Board of Directors on December 15, 2016
Amended by the Board of Directors to Increase Available Shares June 28, 2017
Adopted by the Stockholders on            , 2016

THEMAVEN, INC.

2016 STOCK INCENTIVE PLAN

1. Purpose.

The purpose of this theMaven, Inc. 2016 Stock Incentive Plan (the “Plan”) is to advance the interests of theMaven, Inc. (the “Company”) and its stockholders by enabling the Company and its subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1. “Board” means the Board of Directors of the Company.

2.2. “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3. “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any of Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary.

2.4. “Change in Control” means an event described in Section 11.1 of the Plan.

2.5. “Code” means the Internal Revenue Code of 1986, as amended.

2.6. “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.7. “Common Stock” means the common stock of the Company, $0.01 par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8. “Disability” means any medically determinable physical or mental impairment resulting in the service provider’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.9. “Effective Date” means December 15, 2016, but no Incentive Stock Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

2.10. “Eligible Recipients” means all employees, officers and directors of the Company or any Subsidiary, and any person who has a relationship with the Company or any Subsidiary.

2.11. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12. “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange or on the NASDAQ Global Select or Global Market on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the NASDAQ Global Select or Global Market, the closing bid price as of such date at the end of the regular trading session, as reported by the NASDAQ Capital Market, The OTC Market, or other service publically reporting the market price of traded securities; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13. “Incentive Award” means an Option, Restricted Stock Award or Performance Stock Award granted to an Eligible Recipient pursuant to the Plan.

2.14. “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15. “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16. “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17. “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18. “Performance Criteria” means the performance criteria that may be used by the Committee in granting Restricted Stock Awards or Performance Stock Awards contingent upon achievement of such performance goals as the Committee may determine in its sole discretion. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, or the individual performance of the Eligible Recipient, either absolute or by relative comparison to other companies, other Eligible Recipients or any other external measure of the selected criteria.

2.19. “Performance Stock Awards” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan and with respect to which shares of Common Stock will be transferred to the Eligible Recipient in accordance with the provisions of such Section 8 and any agreement evidencing a Deferred Share Award.

2.20. “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.21. “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.22. “Retirement” means normal or approved early termination of employment or service.

2.23. “Securities Act” means the Securities Act of 1933, as amended.

2.24. “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3. Plan Administration.

3.1. The Committee.  The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee meeting will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2. Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted and, where applicable, settled; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the exercise price, number of shares or other terms and conditions of an Incentive Award, extend or shorten the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. The ability of the Committee to change the terms of an Incentive Award will include the ability to change the terms of any “underwater” Incentive Award, including without limitation an exercise price reduction, change in number of equity awards, and granting Incentive Awards in substitution or addition to the original award. Notwithstanding the foregoing, no Performance Stock Award (or any other Incentive Award) that is subject to the requirements and restrictions of Section 409A of the Code may be amended in a manner that would violate Section 409A of the Code.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4. Shares Available for Issuance.

4.1. Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 3,000,000. The maximum number of shares of Common Stock that can be issued to any person under the Plan will be 1,670,867. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2. Accounting for Incentive Awards.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.3. Adjustments to Shares and Incentive Awards.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

5. Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. Options.

6.1. Grant.  An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2. Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to any Incentive Stock Option (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3. Exercisability and Duration.  An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that if the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted. In no case may an Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4. Payment of Exercise Price.  The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5. Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its legal department and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7. Restricted Stock Awards.

7.1. Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2. Rights as a Stockholder; Transferability.  Except as provided in Sections 7.1, 7.3, 7.4 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3. Dividends and Distributions.  Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

7.4. Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8. Performance Stock Awards.

8.1. Grant.  An Eligible Recipient may be granted one or more Performance Stock Awards under the Plan, and such Performance Stock Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2. Settlement — Time of Payment.

(a) At the time any Performance Stock Award is granted, the agreement evidencing the Performance Stock Award will specify the time at which the vested portion of the Performance Stock Award will be settled. In no event may the time of payment be changed after the Performance Stock Award is granted.

(b) The agreement may specify that settlement will be made upon vesting or the settlement will occur with respect to all vested Performance Stock Awards as of a specified time.

(c) To the extent the agreement does not provide for the settlement of vested Performance Stock Awards on or before the date that is 2-½ months after the end of the year in which the Performance Stock Award (or the relevant portion thereof) vests, the agreement will provide for payment to occur: (a) upon the Eligible Recipient’s separation from service, death or disability; (b) upon a Change in Control of the Company; or (c) upon a specified date or pursuant to a specified schedule. In all cases in which payment is to be made in accordance with this Section 8.2(c), the times specified for payment will be interpreted and administered in accordance with the requirements of Section 409A of the Code and any applicable regulations or guidance issued in connection with that Code section.

8.3 Settlement — Form of Payment.  Unless otherwise specified in the Plan, the agreement evidencing the Performance Stock Award, or some other written agreement between the Company and the Eligible Recipient, vested Performance Stock Awards will be settled in shares of Common Stock.

8.4 Rights as a Stockholder.  A Participant holding a Performance Stock Award shall have no rights as a holder of Common Stock unless and until the Performance Stock Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.5 Dividends and Distributions.  Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Performance Stock Award at the time of grant or at any time after the grant of the Performance Stock Award), the Participant shall not be entitled to receive dividends or distributions with respect to the Shares subject to a Performance Stock Award unless and until the Performance Stock Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.6 Unfunded and Unsecured Obligation of the Company.  A Performance Stock Award represents an unfunded and unsecured obligation of the Company to make payment to a Participant in accordance with the terms of this Plan or an award agreement. The Participant’s rights with respect to a Performance Stock Award shall be those of an unsecured creditor of the Company.

9. Effect of Termination of Employment or Other Service.

9.1. Termination Due to Death or Disability.  In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable for a period of six (6) months after such termination (but in no event after the expiration date of any such Option); and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.2. Termination Due to Retirement.  Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such Retirement will be forfeited and terminate; and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.3. Termination for Reasons Other than Death, Disability or Retirement.  Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

(a) All outstanding Options then held by the Participant that have not been exercised as of such termination will be terminated and forfeited; and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.4. Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Section 9, the Committee may, in its sole discretion (which may be exercised in connection with the grant or after the date of grant, including following such termination), determine that upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, any Options (or any part thereof) then held by such Participant may become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards and Performance Stock Awards then held by such Participant may vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

9.5. Effects of Actions Constituting Cause.  Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award or Performance Stock Award for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of Cause.

9.6. Determination of Termination of Employment or Other Service.  Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

10. Payment of Withholding Taxes.

10.1. General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2. Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

11. Change in Control.

11.1 A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

(b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any Successor (as defined in Section 11.2 below), other than a Bona Fide Underwriter (as defined in Section 11.2 below), becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 25% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (ii) more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors; or

(d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

11.2. Change in Control Definitions.   For purposes of this Section 11:

(a) “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment or best efforts underwriting until the expiration of 50 days after the date of such acquisition.

(b) “Successor” means any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company; (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body or (iii) any entity that at the time of the approval of this Plan owns in excess of 10% of the Company’s common stock and its affiliates.

11.3. Acceleration of Vesting.  Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all Restricted Stock Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of shares of Common Stock pursuant to Performance Stock Awards that have been outstanding for at least six months will lapse.

11.4. Cash Payment.  If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

(a) Some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options (“Option Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Option Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares, (ii) immediately prior to such Change of Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Option Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and

(b) any Options which, as of the effective date of any such Change in Control, are “underwater” (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control; and

(c) some or all Participants holding Performance Stock Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Stock Awards that remain subject to issuance based upon the future achievement of Performance Criteria or other future event as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

11.5. Limitation on Change in Control Payments.  Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 11.3 or the payment of cash or shares of Common Stock in exchange for all or part of an Option as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

12. Rights of Eligible Recipient and Participants; Transferability.

12.1. Employment or Service.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2. Rights as a Stockholder.  As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3. Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards or Performance Stock Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

12.4. Non-Exclusivity of the Plan.  Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13. Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14. Plan Amendment; Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or the NASDAQ Global Select, Global or Capital Market or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 11 of the Plan.

15. Effective Date and Duration of the Plan.

The Plan is effective as of the Effective Date. The Plan will terminate at midnight on            , 2026 and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

16. Miscellaneous.

16.1. Governing Law.  Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

16.2. Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

2017 ANNUAL MEETING OF SHAREHOLDERS OF

THEMAVEN, INC.

December 13, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at https://www.themaven.net/the-maven/investors/sec-filings-mIBT_JianEuIjjEJwACEvw

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20533400000000000000 6 121317

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "3 YEARS" FOR PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect five (5) directors to serve on the Board of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ James C. Heckman
- ○ Joshua Jacobs
- ○ Ross Levinsohn
- ○ Christopher Marlett
- ○ Peter Mills

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve the Company's 2016 Stock Incentive Plan:	☐	☐	☐
3. To approve, by non-binding vote, the Company's executive compensation:	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. To recommend, by non-binding vote, the frequency of advisory votes on executive compensation:	☐	☐	☐	☐

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted "FOR" the nominees listed in Proposal 1, "FOR" Proposals 2 and 3, "3 YEARS" for Proposal 4, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THEMAVEN, INC.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JAMES C. HECKMAN and MARTIN L. HEIMBIGNER, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of theMaven, Inc. (the "Company") that the undersigned may be entitled to vote at the 2017 Annual Meeting of Stockholders to be held on December 13, 2017, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be signed on the reverse side.)

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